UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-378-1630

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Semi-Annual Report

April 30, 2007

Morgan Stanley

The Turkish Investment Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

The Turkish Investment Fund, Inc.

Letter to Stockholders	Overview (unaudited)

Performance

For the six months ended April 30, 2007, The Turkish Investment Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 13.80% and 24.66%, respectively, compared to 18.90% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”). On April 30, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $17.40, representing a 4.3% premium to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•          In the second half of 2006, Turkey never fully recovered from the May/June emerging markets sell-off, as uncertainty over upcoming elections and a high current account deficit put pressure on the market. As a result, Turkey lagged the MSCI Emerging Markets Index in 2006. However, year-to-date through April 2007, Turkey bounced back and was one of the better performing markets in the region, outperforming the overall MSCI Emerging Markets Index. The government’s prudent fiscal policies continued to drive fundamental improvements in the economy, and attracted foreign direct investment.

•          Overall, relative to the Index, stock selection detracted from performance in the six-month period. In particular, stock selection in the financial, material and industrial sectors dampened gains.

•          In contrast, sector allocation overall was beneficial, most notably an underweight to the energy sector. Stock selection in the consumer discretionary sector also contributed to performance.

Management Strategies

•          The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias, utilizing a rigorous fundamental research approach that considers both macro-economic and fundamental dynamics, valuation and sentiment. We continue to focus on companies that we believe have strong management and earnings visibility. On a sector basis, the Fund is focused in financials, media, food and beverages, construction materials and other secular growth stocks.

•          At the close of the period, short-term political uncertainty continued to put pressure on the Turkish markets. However, we believe the political noise surrounding Turkey’s efforts to join the European Union (EU) is less threatening than is currently viewed by the market, as the government continues to implement structural reforms consistent with EU practices. The Turkish government’s tight fiscal policy is also leading to gradual improvements in the country’s finances. Moreover, the longer-term convergence process continues to be positive for Turkey and is attracting foreign direct investment. While interest rates in Turkey remain relatively high, we believe the levels should eventually converge to European averages over the longer term. Near-term, Turkey remains vulnerable to a global liquidity crunch and changes to risk appetite.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

May 2007

The Turkish Investment Fund, Inc.

Investment Advisory Agreement Approval	April 30, 2007 (unaudited)

Nature, Extent and Quality of Services:  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers:  On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds.  In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”).  The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund.  The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies:  The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers:  The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report.  The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale:  The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints.  The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints.  The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates:  The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits:  The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue

The Turkish Investment Fund, Inc.

Investment Advisory Agreement Approval (cont’d)	April 30, 2007 (unaudited)

in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the commissions were competitive with those of other broker-dealers.

Soft Dollar Benefits:  The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs:  The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser:  The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends:  The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion:  After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement.

The Turkish Investment Fund, Inc.

Portfolio of Investments	April 30, 2007 (unaudited)

		Value
	Shares	(000)
TURKISH COMMON STOCKS (100.0%) (Unless Otherwise Noted)
Automobiles (5.6%)
Tofas Turk Otomobil Fabrikasa A.S.	1,606,000	$7,034
Beverages (7.2%)
Anadolu Efes Biracilik ve Malt Sanayii A.S.	59,825	2,035
Coca-Cola Icecek Uretim A.S.	(a)966,500	6,956
		8,991
Building Products (2.0%)
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	(a)1,111,200	2,501
Commercial Banks (24.8%)
Turkiye Garanti Bankasi A.S.	2,791,413	13,467
Turkiye Is Bankasi A.S.	1,626,419	7,687
Turkiye Vakiflar Bankasi T.A.O.	(a)851,860	2,376
Turkiye Vakiflar Bankasi T.A.O., ‘D’	813,229	2,095
Yapi ve Kredi Bankasi A.S.	(a)2,476,188	5,366
		30,991
Construction Materials (5.0%)
Adana Cimento Sanayii Turk Anonim Sirketi, ‘A’	763,353	4,388
Goltas Goller Bolgesi Cimento Sanayive Ticaret A.S.	43,400	1,896
		6,284
Containers & Packaging (2.4%)
Anadolu Cam Sanayii A.S.	842,000	3,049
Diversified Financial Services (4.8%)
Haci Omer Sabanci Holding A.S.	1,358,210	5,941
Food & Staples Retailing (6.8%)
BIM Birlesik Magazalar A.S.	(a)135,600	8,556
Food Products (3.5%)
Ulker Gida Sanayi ve Ticaret A.S.	1,098,000	4,363
Household Durables (2.6%)
Turk Sise ve Cam Fabrikalari A.S.	(a)871,724	3,306
Industrial Conglomerates (6.5%)
Enka Insaat ve Sanayi A.S.	545,265	8,100
Insurance (10.5%)
Aksigorta A.S.	2,142,200	9,981
Anadolu Hayat Emeklilik A.S.	795,000	3,134
		13,115
Machinery (1.4%)
Uzel Makina Sanayii A.S.	(a)1,034,441	1,696
Media (5.0%)
AFM Uluslararasi Film Produksiyon Ticaret ve Sanayi A.S.	515,221	$1,840
Dogan Yayin Holding A.S.	(a)1,205,023	4,442
		6,282
Multiline Retail (1.6%)
Carrefour S.A., ‘A’	(a)100,981	1,223
Carrefour S.A., ‘B’	(a)67,287	787
		2,010
Real Estate (4.9%)
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi A.S.	(a)1,905,311	6,116
Transportation Infrastructure (2.6%)
TAV Havalimanlari Holding A.S.	(a)387,100	3,266
Wireless Telecommunication Services (2.8%)
Turkcell Iletisim Hizmet A.S.	625,000	3,465
TOTAL TURKISH COMMON STOCKS (Cost $101,719)		125,066
SHORT-TERM INVESTMENT
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $400)	(b)399,517	400
TOTAL INVESTMENTS (100.3%) (Cost $102,119)		125,466
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(383)
NET ASSETS (100%)		$125,083

(a)          Non-income producing.

(b)         See Note G to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Portfolio of Investments (cont’d)	April 30, 2007 (unaudited)

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
USD	1,119	$1,119	5/1/07	TRY	1,495	$1,095	$(24)
TRY	1,000	733	5/1/07	USD	731	731	(2)
		$1,852				$1,826	$(26)

TRY — New Turkish Lira

USD — United States Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

April 30, 2007
(unaudited)
Statement of Assets and Liabilities	(000)
Assets:
Investments in Unaffiliated Securities, at Value (Cost $101,719)	$125,066
Investment in Affiliated Security, at Value (Cost $400)	400
Foreign Currency, at Value (Cost $1,218)	1,223
Receivable for Investments Sold	291
Dividends Receivable	86
Interest Receivable	1
Receivable from Affiliates	@—
Other Assets	27
Total Assets	127,094
Liabilities:
Payable For:
Investments Purchased	1,714
Custodian Fees	109
Investment Advisory Fees	85
Administration Fees	5
Directors’ Fees and Expenses	3
Unrealized Depreciation on Foreign Currency Exchange Contracts	26
Other Liabilities	69
Total Liabilities	2,011
Net Assets
Applicable to 7,499,260 Issued and Outstanding $0.01
Par Value Shares (30,000,000 Shares Authorized)	$125,083
Net Asset Value Per Share	$16.68
Net Assets Consist of:
Common Stock	$75
Paid-in Capital	93,865
Undistributed (Distributions in Excess of) Net Investment Income	(1,779)
Accumulated Net Realized Gain (Loss)	9,569
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	23,353
Net Assets	$125,083

@          Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Six Months Ended
April 30, 2007
(unaudited)
Statement of Operations	(000)
Investment Income
Dividends (Net of $106 of Foreign Taxes Withheld)	$1,201
Interest	104
Interest from Affiliates	1
Total Investment Income	1,306
Expenses
Investment Advisory Fees (Note B)	483
Custodian Fees (Note D)	94
Administration Fees (Note C)	49
Professional Fees	31
Stockholder Reporting Expenses	17
Directors’ Fees and Expenses	2
Other Expenses	11
Total Expenses	687
Waiver of Administration Fees (Note C)	(22)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	@—
Expense Offset (Note D)	@—
Net Expenses	665
Net Investment Income (Loss)	641
Net Realized Gain (Loss) on:
Investments	9,606
Foreign Currency Transactions	(36)
Net Realized Gain (Loss)	9,570
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,402
Foreign Currency Translations	6
Change in Unrealized Appreciation (Depreciation)	5,408
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	14,978
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,619

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

	Six Months Ended
	April 30, 2007	Year Ended
	(unaudited)	October 31, 2006
Statement of Changes in Net Assets	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$641	$947
Net Realized Gain (Loss)	9,570	29,957
Change in Unrealized Appreciation (Depreciation)	5,408	(5,259)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,619	25,645
Distributions from and/or in Excess of:
Net Investment Income	(1,705)	(2,247)
Net Realized Gain	(29,864)	(5,780)
Total Distributions	(31,569)	(8,027)
Capital Share Transactions:
Reinvestment of Distributions (107,021 and 11,749 Shares, respectively)	1,594	287
Common Stock Issued Through Rights Offering (1,760,057 Shares in 2006, Net of Expenses of $238,000)	—	26,603
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,594	26,890
Total Increase (Decrease)	(14,356)	44,508
Net Assets:
Beginning of Period	139,439	94,931
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(1,779) and $(715), respectively)	$125,083	$139,439

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended April 30, 2007		Year Ended October 31,
	(unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.86		$16.89	$11.26	$7.15	$4.39	$4.23
Net Investment Income (Loss)	0.09	†	0.16 †	0.21 †	0.02 †	0.02 †	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.00		3.50	5.50	4.11	2.74	0.18
Total from Investment Operations	2.09		3.66	5.71	4.13	2.76	0.15
Distributions from and/or in excess of:
Net Investment Income	(0.23)		(0.40)	(0.08)	(0.02)	—	(0.00)#
Net Realized Gain	(4.04)		(1.03)	—	—	—	—
Total Distributions	(4.27)		(1.43)	(0.08)	(0.02)	—	(0.00)#
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		(0.26)	—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	—	0.00 #	0.01
Net Asset Value, End of Period	$16.68		$18.86	$16.89	$11.26	$7.15	$4.39
Per Share Market Value, End of Period	$17.40		$17.96	$18.55	$11.68	$7.36	$4.07
TOTAL INVESTMENT RETURN:
Market Value	24.66	%**	2.48%	59.60%	58.99%	80.84%	(7.64)%
Net Asset Value (1)	13.80	%**	18.13%	50.83%	57.99%	62.64%	3.86%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$125,083		$139,439	$94,931	$63,301	$40,173	$24,808
Ratio of Expenses to Average Net Assets(2)	1.09	%*	1.17%	1.23%	1.58%	1.85%	1.86%@
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.05	%*	0.83%	1.43%	0.25%	0.41%	(0.49)%
Portfolio Turnover Rate	29	%**	81%	63%	109%	173%	164%

(2) Supplemental Information on the Ratios to Average Net Assets:

Ratios Before Expenses Waived by Administrator:

Ratio of Expenses to Average Net Assets	1.12	%*	1.21%	1.26%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.01	%*	0.80%	1.40%	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@	The effect of the reversal of the deferred directors’ fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.
†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Notes to Financial Statements	April 30, 2007 (unaudited)

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A.  Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                                      Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                                      Repurchase Agreements:  The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                                      Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in New Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

—            investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—            investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly,

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2007 (unaudited)

the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in New Turkish lira. Changes in currency exchange rates will affect the value of and investment income from securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.                                      Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                                      New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund NAV calculations as late as the Fund’s last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its next semi annual report. The impact to the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

6.                                      Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis.

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2007 (unaudited)

B.   Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C.   Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended April 30, 2007, $22,000 of administration fees were waived pursuant to this arrangement. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were borne by the Fund under the previous Administration Agreement), except pricing services and extraordinary expenses, will now be covered under the administration fee. JPMorgan Investor Services Co. (“JPMIS”) provides fund accounting and other services pursuant to a sub-administration agreement with MS Investment Management and receives compensation for these services from MS Investment Management.

D.   Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with the Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.   Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the exdividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2006 and 2005 was as follows:

2006 Distributions Paid From:		2005 Distributions Paid From:
(000)		(000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$2,247	$5,780	$441	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatment of foreign currency gains/losses, resulted in the following reclassifications among the components of net assets at October 31, 2006:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
(000)	(000)	(000)
$(113)	$113	$—

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$7,096	$24,472

At April 30, 2007, the U.S. Federal income tax cost basis of investments was $102,119,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $23,347,000, of which $27,996,000 related to appreciated securities and $4,649,000 related to depreciated securities.

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2007 (unaudited)

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the new tax law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, will be subject to the new tax law which imposes a withholding tax of 10% and 15% respectively. The Fund currently is not subject to capital gains tax derived from securities trading in Turkish market.

F.   Contractual Obligations:  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.   Security Transactions and Transactions with Affiliates: The Fund invests in Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administration fees paid by Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio. For the six months ended April 30, 2007, advisory fees paid were reduced by less than $500 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio. Income distributions earned by the Fund are recorded as interest in affiliates in the Statement of Operations and totaled $1,000. During the six months ended April 30, 2007, cost of purchases and sales in Morgan Stanley Institutional Liquidity Fund — Money Market Portfolio were $400,000 and $1,000, respectively.

During the six months ended April 30, 2007, the Fund made purchases and sales totaling $34,508,000 and $62,049,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended April 30, 2007, the Fund incurred $53,000 of brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Adviser.

H.   Other:  On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended April 30, 2007, the Fund did not repurchase shares. From the inception of the program through April 30, 2007, the Fund has repurchased 1,427,394 of its shares at an average discount of 17.25% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 15, 2006, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.2307 per share, derived from net investment income, and $4.0399 per share, derived from capital gains, payable on January 5, 2007 to stockholders of record on December 22, 2006.

On June 5, 2006, the Fund commenced a rights offering and issued to stockholders as of June 5, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 1,408,046 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 352,011 shares, for an aggregate total of 1,760,057 shares. The offer expired on July 19, 2006. The Fund sold 1,760,057 shares at a subscription price per share of $15.25 (representing 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four preceding trading days). The total proceeds of the rights offering were $26,840,869 and the Fund incurred costs estimated at $238,000.

The Fund announced on March 16, 2007 the filing of a Registration Statement with the SEC regarding a proposed rights offering to stockholders.

As of the date of this report, the Fund has not proceeded with the rights offering due to current market conditions. The Fund may proceed with the rights offering in the future and, if so, stockholders will be notified.

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2007 (unaudited)

Reporting to Stockholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter web site postings, by calling 1(800) 221-6726.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

The Turkish Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10038
1(800) 278-4353

The Turkish Investment Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Frank L. Bowman	Vice President
Michael Bozic	Dennis F. Shea
Vice President
Kathleen A. Dennis
Amy R. Doberman
James F. Higgins
Vice President
Dr. Manuel H. Johnson
Stefanie V. Chang Yu
Joseph J. Kearns	Vice President
Michael F. Klein	James W. Garrett
W. Allen Reed	Treasurer and Chief
Fergus Reid	Financial Officer

Carsten Otto
Officers	Chief Compliance Officer

Michael E. Nugent
Chairman of the Board and	Michael J. Leary
Director	Assistant Treasurer

Ronald E. Robison	Mary E. Mullin
President and Principal	Secretary
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas
New York, New York 10020

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1(800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered
Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley

MSITFSAN IU07-01542I-Y04/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 21, 2007

/s/ James Garrett
James Garrett
Principal Financial Officer
June 21, 2007